                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): May 28, 2002


                              Emerson Electric Co.
                         ______________________________
               (Exact Name of Registrant as Specified in Charter)


Missouri                            1-278                     43-0259330
___________________             _____________          ________________________
(State or Other                  (Commission               (I.R.S. Employer
Jurisdiction of                  File Number)           Identification Number)
Incorporation)



8000 West Florissant Avenue
St. Louis, Missouri                                               63136
_____________________________________________                   __________
(Address of Principal Executive Offices)                        (Zip Code)




              Registrant's telephone number, including area code:

                                 (314) 553-2000
                       __________________________________

Item 9.  Regulation FD Disclosure.

         The following information is furnished pursuant to Regulation FD.

EMERSON GAAP UNDERLYING ORDERS - 13 MONTH SUMMARY
(PERCENT CHANGE. TRAILING 3-MONTH AVERAGE VERSUS PRIOR YEAR.)


                                            Apr. '01        May '01         Jun. '01        Jul. '01        Aug. '01
                                            --------        -------         --------        --------        --------
Industrial Automation                         -10-5          -10-5           -10-5           -15-10          -15-10
HVAC                                          -5-0            -5-0           -10-5           -15-10          -20-15
Electronics and Telecom                       ->20            ->20            ->20            ->30            ->30
Appliance and Tools                           -10-5          -10-5             -5            -10-5             -5
Process Control                              +15-20          +10-15          +15-20          +15-20          +15-20
  Total Emerson                               -10-5          -10-5           -15-10          -20-15          -20-15



                                            Sep. '01        Oct. '01        Nov. `01        Dec. '01        Jan. '02
                                            --------        --------        --------        --------        --------
Industrial Automation                        -15-10           -10            -15-10          -20-15          -20-15
HVAC                                         -15-10          -10-5           -15-10          -20-15          -15-10
Electronics and Telecom                       ->30            ->30            ->30            ->30            ->30
Appliance and Tools                           -10-5          -10-5           -10-5           -10-5            -5-0
Process Control                               +5-10          +5-10            +0-5           +5-10            +0-5
  Total Emerson                              -20-15           -15            -20-15          -20-15          -20-15


                                            Feb. '02        Mar. '02       Apr. '02
                                            --------        --------       --------
Industrial Automation                          -20           -20-15         -15-10
HVAC                                          -5-0            -5-0            0-5
Electronics and Telecom                       ->30           -25-20         -15-10
Appliance and Tools                           -5-0            Flat           Flat
Process Control                               -5-0             -5            -5-0
  Total Emerson                              -15-10          -10-5            -5


April`02 Order Comments:

April order patterns indicate a modest recovery is underway.

Industrial Automation orders reflect restrained but stable spending in the North American and European industrial goods markets. The improvement from prior months is helped by easier year-over-year comparisons.

HVAC orders reflect the recent upturn in U.S. residential air conditioning orders. Inventory levels at both OEMs and distributors remain at historically low levels.

Electronics and Telecom orders reflect the broad weakness in the computing and telecom equipment markets with some improvement in the OEM business. Year-over-year comparisons have also become easier.

Appliance and Tools orders reflect strength in appliance components and storage solutions offset by soft demand in tools.

Process orders continue to reflect lower short-cycle maintenance and repair activity due to a slowdown in capital spending. Large oil and gas projects remain strong, and new project award activity, yet to be included in orders, has also been strong.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   EMERSON ELECTRIC CO.
                                                   (Registrant)


Date: May 28, 2002                                 By: /s/ H. M. Smith
                                                      __________________________
                                                       H. M. Smith
                                                       Assistant Secretary